Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

First Community Credit Union (the “Company”)
Citigroup Global Markets Inc.
(together, the “Specified Parties”)

Re: FCCU Auto Receivables Trust 2026-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “External - FCCU_Tape_01012026.xlsx” provided by the Company on January 16, 2026, containing information on 7,280 motor vehicle retail installment sale contracts (the “Receivables”) as of December 31, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by FCCU Auto Receivables Trust 2026-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
•	The term “Cutoff Date” means December 31, 2025.
•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.
•	The term “Vehicle Mapping” means email correspondence with the Company on January 28, 2026, containing the Vehicle Models and Vehicle Makes corresponding to different abbreviations of vehicle model and vehicle make appearing on the Installment Sale Contracts.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “Title Document” means a scanned image the Application for Texas Title and/or Registration, which the Company informed us is an acceptable form of Title Document.
•	The term “Acceptable Company Names” means the Company’s name variants listed in email correspondence with the Company on January 28, 2026, which the Company informed us are acceptable names for the Company that can appear in the Title Documents as the Lien Holder, Owner, Security Interest Holder, or Secured Party.
•	The term “Insurance Document” means for each Selected Receivable, a scanned image of one of the insurance documents listed in email correspondence with the Company on January 28, 2026, which the Company informed us are acceptable forms of insurance document.
•	The term “Receivable File” means some or all of the following documents provided by the Company for each of the Selected Receivables (defined below):
–	Credit Application
–	Credit Report
–	Installment Sale Contract
–	Title Document
–	Insurance Document

We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the borrower.

•	The term “Provided Information” means the Cutoff Date, Instructions, Vehicle Mapping, Acceptable Company Names, and Receivable File.

The procedures we were instructed by the Company to perform are as follows:

A.	We randomly selected a sample of 150 Receivables from the Data File (the “Selected Receivables”) using a random sampling tool. A listing of the Selected Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.
B.	For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.
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Attribute	Receivable File/Instructions
Vehicle Identification Number (VIN)	Installment Sale Contract
Origination Date	Installment Sale Contract
Original Monthly P&I Payment	Installment Sale Contract
Original Amount Financed	Installment Sale Contract
Original Term To Maturity	Installment Sale Contract
Annual Percentage Rate (APR)	Installment Sale Contract
Model Type (New/Used)	Installment Sale Contract
Vehicle Model Year	Installment Sale Contract
Vehicle Make	Installment Sale Contract, Vehicle Mapping
Vehicle Model	Installment Sale Contract, Vehicle Mapping
Borrower State (Original)	Installment Sale Contract
First Payment Date	Installment Sale Contract
Borrower Original FICO	Credit Report
Remaining Term to Maturity

Recompute to the nearest whole number as follows:

(i)   if First Payment Date in the “First_Payment_Date” field in the Data File is after the Cutoff Date, the number of days difference between the Maturity Date in the “Maturity_Date” field in the Data File and the First Payment Date, divided by 30.25;

(ii)   if Next Payment Due Date in the “Next_Due_Date” field in the Data File is after the Cutoff Date, the number of days difference between the Maturity Date and the Next Payment Due Date, divided by 30.25; or

(iii) otherwise, the number of days difference between the Maturity Date in the “Maturity_Date” field in the Data File and the Cutoff Date, divided by 30.25

We found such information to be in agreement without exception.

C.	For each Selected Receivable, we observed the presence of the following in the Receivables File:
•	Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party.
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•	Proof of Insurance Policy. The Company informed us that an Insurance Document listing an insurance company name was acceptable proof of insurance.
•	Signed Credit Application. We make no representation regarding the authenticity of the borrower’s signature(s).
•	Truth-in-Lending Disclosure Statement in Installment Sale Contract.
•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the borrower’s signature(s).

We found such information to be present.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
February 6, 2026

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Exhibit A

The Selected Receivables

Selected Receivable #	Receivable Number*	Selected Receivable #	Receivable Number*	Selected Receivable #	Receivable Number*
1	20261001	51	20261051	101	20261101
2	20261002	52	20261052	102	20261102
3	20261003	53	20261053	103	20261103
4	20261004	54	20261054	104	20261104
5	20261005	55	20261055	105	20261105
6	20261006	56	20261056	106	20261106
7	20261007	57	20261057	107	20261107
8	20261008	58	20261058	108	20261108
9	20261009	59	20261059	109	20261109
10	20261010	60	20261060	110	20261110
11	20261011	61	20261061	111	20261111
12	20261012	62	20261062	112	20261112
13	20261013	63	20261063	113	20261113
14	20261014	64	20261064	114	20261114
15	20261015	65	20261065	115	20261115
16	20261016	66	20261066	116	20261116
17	20261017	67	20261067	117	20261117
18	20261018	68	20261068	118	20261118
19	20261019	69	20261069	119	20261119
20	20261020	70	20261070	120	20261120
21	20261021	71	20261071	121	20261121
22	20261022	72	20261072	122	20261122
23	20261023	73	20261073	123	20261123
24	20261024	74	20261074	124	20261124
25	20261025	75	20261075	125	20261125
26	20261026	76	20261076	126	20261126
27	20261027	77	20261077	127	20261127
28	20261028	78	20261078	128	20261128
29	20261029	79	20261079	129	20261129
30	20261030	80	20261080	130	20261130
31	20261031	81	20261081	131	20261131
32	20261032	82	20261082	132	20261132
33	20261033	83	20261083	133	20261133
34	20261034	84	20261084	134	20261134
35	20261035	85	20261085	135	20261135
36	20261036	86	20261086	136	20261136
37	20261037	87	20261087	137	20261137
38	20261038	88	20261088	138	20261138
39	20261039	89	20261089	139	20261139
40	20261040	90	20261090	140	20261140
41	20261041	91	20261091	141	20261141
42	20261042	92	20261092	142	20261142
43	20261043	93	20261093	143	20261143
44	20261044	94	20261094	144	20261144
45	20261045	95	20261095	145	20261145
46	20261046	96	20261096	146	20261146
47	20261047	97	20261097	147	20261147
48	20261048	98	20261098	148	20261148
49	20261049	99	20261099	149	20261149
50	20261050	100	20261100	150	20261150

(*) The Company has assigned a unique eight digit receivable number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Company’s actual receivable numbers